Restricted cash	12 Months Ended
Dec. 31, 2016
Cash and Cash Equivalents [Abstract]
Restricted Assets Disclosure [Text Block]
5.	Restricted cash:

At December 31, 2016, restricted cash included $1,000 (2015 - $1,000) relating to amounts held in escrow in a non-interest bearing account in connection with the acquisition of Correvio LLC. This amount will be released from escrow upon the Company’s payment of all amounts owing under the deferred consideration liability plus all applicable accrued interest (note 11).

The Company also held restricted cash relating to deposits which are pledged as collateral for bank guarantees for sales contracts with various hospitals and health authorities of $1,443 (2015 - $1,196) and for operating lease arrangements of $104 (December 31, 2015 – nil).